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                                                                   Exhibit 23.1

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-91964, No. 333-36751 and No. 333-83241 of ACT Manufacturing, Inc. and subsidiaries on Form S-8 of our report dated February 16, 2000, appearing in this Annual Report on Form 10-K of ACT Manufacturing, Inc. for the year endedDecember 31, 1999.

Boston, Massachusetts
March 28, 2000